BANNER CORPORATION

Fourth Quarter 2020


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 21, 2021 as well as the Form 10-K for the year ended December 31, 2019 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation	
Assets	$15.0B
Deposits	$12.6B
Loans	$10.1B
Offices	155
Employees	2,100



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
Salt Lake City
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Community, Diversity & Sustainability

Community

Meeting the needs of low and moderate income businesses and consumers in our footprint

- Provided financial literacy through first time home buyer education classes (120 classes in 2019 with over 980 attendees, and over 1,600 online attendees through the 3rd quarter of 2020)
- Since 2018, Banner has originated $442 million in affordable housing loans, representing 3,000 apartments for disadvantaged and low and moderate income households

Contributed $2 million to 700 charitable organizations throughout our footprint during 2020

Implemented the "Community Heroes" Mortgage Loan Product to address the down payment shortfall for law enforcement, firefighters, paramedics, nurses, educators and active or former military

Providing employees with 16 hours of paid time off per year to volunteer in the community

Diversity

Committed $1.5 million to Community Development Financial Institutions in support of minority owned small businesses as well as business located in economically disadvantaged communities

Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity

3 of 9 independent board directors are women, 70% of total bank employees are women

Diversity training provided to all employees on an annual basis

Sustainability

No credit exposure to oil & gas production

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.7	12%
Oregon	4.3	4.7	10%
Idaho	1.8	2.3	18%
California	39.6	41.3	4%
Region	53.4	56.8	6%
United States	***330.0***	***349.8***	***6%***

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast


United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
11th
4th
2nd
22nd
25th
0%
5%
10%
15%
20%
25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted


CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
MT
WY
Salt Lake City
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley …

the world's 6th largest economy

Growing revenue

Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

Growing revenue

Guard and improve reputation

Residential Diversity and Inclusion Leadership Award Mortgage Bankers Association 2020	
Recognized by Forbes (4th consecutive year) *Forbes* 2020 "World's Best Banks" and 2017-2019 "Top 100 US Banks"	
Highest Retail Banking Client Satisfaction in the Northwest JD Power 2017-2019, 2012-2013 U.S. Retail Banking Satisfaction Study℠	
Best Bank in the Pacific Region *Money* 2019-2020 "America's Best Banks"	
Top 200 Healthiest Banks 2019 DepositAccounts.com/LendingTree	
Consistent recipient of highest rating *BauerFinancial* Star Rating™	
Top SBA lender* "Regional Lender of the Year" — Seattle/Spokane District 2013-2019 "Star Performer" — Portland District 2016-2019	
Released from enhanced regulatory oversight (April 2012)	
Repurchased all TARP Senior Preferred Stock during 2012 ($124 M)	

** Due to the pandemic, the SBA did not undertake recognition programs in 2020.*

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
12/31/20	311,558	2.4%	151,062	0.4%
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~116% since 2009, about a 7¼% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased more than 2½ times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Growing revenue

Grow core revenue

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
12/31/20	$ 143M	2.4%	$ 579M	5.2%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
Other Income
Net Interest Income
150
125
100
75
50
25
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Grow deposit fees[1]

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
12/31/20	$ 8.3M	-13.9%	$ 34.4M	-26.3%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
30
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix


12/31/2009
Coml & Ag 19%
Securities 14%
Consumer 7%
Res Mortgage 16%
Res Const/Dev 12%
CRE Investor 21%
CRE Owner 11%


12/31/2020
Coml & Ag 24%
Securities & Other Investments 27%
Consumer 5%
Res Mortgage 5%
Res Const/Dev 5%
CRE Investor 24%
CRE Owner 10%

$ Billions	12/09	12/20
Securities	0.6	3.7
Coml & Ag	0.9	3.2
CRE Owner	0.5	1.4
CRE Investor	0.9	3.2
Res Const/Dev	0.5	0.8
Res Mortgage	0.7	0.7
Consumer	0.3	0.6
Total	4.4	13.6

Improve Funding Mix


12/31/2009
Non-Interest Bearing 14%
Interest Bearing and Savings 31%
FHLB & Other 10%
Certificates of Deposit 45%


12/31/2020
Certificates of Deposit 7%
FHLB, Sub Debt & Other 4%
Non-Interest Bearing 42%
Interest Bearing and Savings 47%

$ Billions	12/09	12/20
Non-Interest	0.6	5.5
Interest Bearing	1.3	6.2
CDs	2.0	0.9
FHLB & Other	0.4	0.5
Total	4.3	13.1

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
12/31/20	$11,652M	30.5%	93%
12/31/09	$ 1,924M	16.8%	50%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
2
4
6
8
10
12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
12/31/20	$ 4.4M	0.14%	$ 25.0M	0.22%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan-Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
12/31/20	80%
12/31/09	98%



Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
-10%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Deposits
Loans
Loan-to-Deposit Ratio
Billions
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
12
10
8
6
4
2
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
12/31/20	$ 121 M	3.62%	$ 481 M	3.85%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



8%
7%
6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
12/31/20	$ 96 M	7.7%	$368 M	5.1%
12/31/09	$ 31 M	-10.1%	$132 M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Merging Islanders Bank into Banner Bank

Combining to ...

Expand offerings to Islanders' clients
Leverage growing presence of Banner name in the North Sound
Improve corporate operating efficiencies Expect 1-year payback on $2M merger costs

Islanders Bank

Assets	$ 0.3B
Deposits	$ 0.3B
Loans	$ 0.2B
Offices	3

Expected close and integration: Q1 2021



Salish Sea
Lynden
Duncan
Lummi I.R.
Bellingham
Central Saanich
Anacortes
Saanich
Colwood
Mount Vernon
Victoria
Oak Harbor
Arlington
Port Townsend
Banner Bank
Islanders Bank

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs Amount	NPLs % of TA	OREO Amount	OREO % of TA
12/31/20	$ 36 M	0.35%	$ 1 M	0.01%
12/31/09	$214 M	5.53%	$ 78 M	2.01%



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Millions
Other Real Estate Owned
Nonperforming Loans
ACLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Pandemic risk: Industry by loan pool

Stressed industries*	Healthcare Services	Hotel & Accommodation	Restaurants & Food Services	Recreation & Leisure	Stressed Industries	Remaining Portfolio	Total
Commercial real estate:							
Owner-occupied	96.7	2.1	39.7	75.1	213.5	863.0	1,076.5
Investment properties	200.0	199.3	31.9	33.7	464.9	1,490.7	1,955.7
Small balance CRE	42.6	12.8	32.5	11.3	99.2	474.7	573.8
Multifamily real estate	0.4	0.4	0.0	0.0	0.8	427.4	428.2
Construction and land:							
Commercial construction	22.0	18.2	18.9	12.3	71.4	157.5	228.9
Multifamily construction	0.0	0.0	0.0	0.0	0.0	305.5	305.5
One- to four-family construction	0.0	0.0	0.0	0.0	0.0	507.8	507.8
Land and land development	0.5	0.0	0.0	0.0	0.5	248.4	248.9
Commercial business:							
Commercial business	81.5	3.1	60.4	7.0	152.0	982.0	1,134.0
Small business scored	66.6	6.8	47.3	9.1	129.7	613.7	743.5
Agricultural business and farmland	0.0	0.0	0.0	0.2	0.2	299.7	299.9
One- to four-family residential	0.2	0.0	0.0	0.0	0.2	717.7	717.9
Consumer:							
Consumer—home equity lines	0.0	0.0	0.0	0.0	0.0	491.8	491.8
Consumer—other	0.0	0.0	0.0	0.0	0.0	114.0	114.0
Loans receivable excluding PPP loans	510.5	242.6	230.7	148.8	1,132.6	7,693.9	8,826.5
PPP loans	127.7	10.6	85.0	24.3	247.6	796.9	1,044.5
Toal loans receivable	638.2	253.3	315.6	173.1	1,380.2	8,490.8	9,871.0

Associated CRE collateral:	Medical/ Assisted Living	Hotel/Motel	Restaurant	Recreational Facility

* The amounts shown for a stressed industry include loans coded with one of that industry's NAICS codes plus loans with other industry codes that are secured by CRE collateral typically associated with that stressed industry.

Pandemic risk: PPP response

(As of 12/31/20, $ in millions)

SBA Paycheck Protection Program

- Funded 9,103 applications and $1.15B in loans
- 90% existing Banner clients; 10% new clients
- Forgiveness processed for 595 loans for $112.3MM in balances
- Positioned to process applications for PPP relaunch

PPP Loans by Industry



Other 12%
Const 20%
Health Care 12%
Mfg 12%
Accomm and Food Svc 9%
Prof Svc 9%
Agriculture 6%
Retail Trade 6%
Other Svc 5%
Admin Srv 5%
Wholesale Trade 4%

PPP Loans by Geography



ID 5%
Other 2%
OR 20%
WA 51%
CA 22%

	# of Loans	Total $MM	Avg Loan Size
Up to $50K	4,972	$97.5	$19,600
$50K to $350K	3,122	$385.0	$123,300
$350K to $2MM	536	$393.1	$733,300
Over $2MM	50	$168.9	$3,378,500
Total	**8,680**	**$1,044.5**	**$120,300**

Pandemic risk: Deferrals and modifications

Active deferred payments or waived interest on 158 loans with $75.4MM in balances through December 31st

Active Commercial deferrals on 35 loans with $43.8MM in balances

Active Mortgage forbearance on 116 loans with $31.6MM in balances

Active Consumer forbearance on 7 loans with nominal balances

Deferrals by Industry and % of Portfolio at December 31, 2020

$ Millions				Active Deferral %			
	Total	Active Deferrals		of Total	Within	Classified Loans	
Portfolio Segment	Portfolio*	$ Amount	Number	Deferred	Segment	$ Amount	Percent
Healthcare Services	510.5	0.0	2	0.0 %	0.0 %	26.0	5.1%
Hotel & Accommodation	242.6	22.4	11	29.7 %	69.0 %	102.3	42.2%
Restaurants & Food Services	230.7	1.4	5	1.9 %	33.2 %	19.5	8.5%
Recreation & Leisure	148.8	3.2	2	4.3 %	2.2 %	59.0	39.7%
Stressed industries	1,132.6	27.0	20	35.9 %	2.4 %	206.8	18.3%
Retail Trade	1,121.2	4.5	7	6.0 %	0.4 %	13.4	1.2%
Lessors of Real Estate	2,464.3	10.0	3	13.3 %	0.4 %	33.5	1.4%
Other	4,108.5	33.8	128	44.8 %	0.8 %	86.6	2.1%
Total	8,826.5	75.4	158	100.0 %	0.9 %	340.2	3.9%

* Total segment includes both loans by NAICS industry code and loans by related collateral type. Does not include PPP loans.

Allowance for credit losses



Day1 CECL adjustments
Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
% ACL-Loans excluding PPP
% ACL-Loans
1.16 %
1.41 %
1.52 %
1.71 %
1.65 %
1.86 %
1.69 %
1.90 %
$103
$142
$167
$180
$181
2019-Q4
Day 1
Portfolio
Economy
Net C/O
Provision
2020-Q1
2020-Q2
2020-Q3
2020-Q4

	2019-Q4	Day 1	Portfolio	Economy	Net C/O	Provision	2020-Q1	Portfolio	Economy	Net C/O	Provision	2020-Q2	Portfolio	Economy	Net C/O	Provision	2020-Q3	Portfolio	Economy	Net C/O	Provision	2020-Q4
ACL - Loans	100.6	7.8	(0.2)	22.3	0.4	21.7	130.5	(1.7)	27.6	(3.7)	29.5	156.4	(2.5)	14.1	(2.0)	13.6	168.0	(3.5)	2.8	(0.1)	(0.6)	167.3
ACL - Unfunded Commitments	2.7	7.0	(0.2)	1.9	0.0	1.7	11.5	0.6	(1.5)	0.0	(0.9)	10.6	(0.2)	1.7	0.0	1.5	12.1	0.1	1.2	0.0	1.2	13.3
ACL - HTM Securities	0.0	0.1	0.1	(0.0)	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.1	(0.0)	0.0	0.0	0.0	0.1	(0.0)	(0.0)	0.0	(0.0)	0.1
Total ACL	103.3	14.9	(0.4)	24.3	0.4	23.5	142.0	(1.2)	26.1	(3.7)	28.6	167.0	(2.7)	15.8	(2.0)	15.2	180.2	(3.4)	4.0	(0.1)	0.6	180.7

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE / TA
12/31/20	9.50%	8.69%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV and EPS

Quarter Ending	Stock Price [1]	TBV	Price / TBV	EPS LTM	P/E Ratio
12/31/20	$ 50.33	$ 36.17	139%	$ 3.28	15.4x
06/30/10	$ 15.07	$ 29.03	52%	$ -8.06	n/m



2.0%
1.5%
1.0%
0.5%
0.0%
Return on Average Assets
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
Earnings per Share LTM
Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

[1] Average closing price for the month following quarter-end.

* *Through January 15th*

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended			Year Ended	
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Income before provision for income taxes (GAAP)	48,788	44,040	42,083	142,453	183,132
(Recapture)/Provision for credit losses	(601)	13,641	4,000	64,316	10,000
Pretax pre provision earnings (non-GAAP)	48,187	57,681	46,083	206,769	193,132
Exclude net gain on sale of securities	(197)	(644)	(62)	(1,012)	(33)
Exclude net change in valuation for financial instruments carried at fair value	(1,704)	(37)	36	656	208
Exclude acquisition-related expenses	579	5	4,419	2,016	7,544
Exclude COVID-19 expenses	333	778	-	3,502	-
Exclude FHLB prepayment penalties	-	-	735	-	735
Adjusted pretax pre provision earnings (non-GAAP)	47,198	57,783	51,211	211,931	201,586

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance
Clients by delivering super community bank service and products
Employees by offering opportunity and reward
Communities by providing capital and staying involved